                                                                   EXHIBIT 10.69

                    MUTUAL RELEASE AND TERMINATION AGREEMENT


     THIS MUTUAL RELEASE AND TERMINATION AGREEMENT, dated this 24th day of November, 1998 (the "Agreement"), is made by and among Hyundai Electronics America, a California corporation ("HEA"), Axil Computers, Inc., Image Quest Technologies, Inc., Maxtor Corporation, Odeum Microsystems and TV/COM International, Inc., a California corporation ("TV/COM").

                                  WITNESSETH:

     WHEREAS, simultaneously with the execution and delivery of this Agreement, Parowan, Ltd., a British Virgin Islands company and affiliate of Irdeto, B.V., a Netherlands limited liability company (the "Purchaser"), is purchasing all of the issued and outstanding capital stock of TV/COM from HEA pursuant to the terms and conditions of a Stock Purchase Agreement dated as of October 2, 1998 between HEA and Purchaser (the "Stock Purchase Agreement"); and

     WHEREAS, Purchaser and HEA desire to terminate all of TV/COM's rights and obligations arising under, in connection with or pursuant to that certain Tax Allocation Agreement dated July 21, 1995 by and among HEA, Axil Computer, Inc., Image Quest Technologies, Inc., Maxtor Corporation, Odeum Microsystems and TV/COM (the "Tax Allocation Agreement").

     NOW, THEREFORE, in consideration of the foregoing provisions and the mutual covenants and promises set forth herein, the parties hereto agree as follows:

     1. MUTUAL RELEASE AND TERMINATION. The rights and obligations of TV/COM under the Tax Allocation Agreement are hereby terminated and are no longer of any force and effect, and each of the parties to this Agreement is released from all obligations with respect to TV/COM under such Tax Allocation Agreement. If TV-COM would, but for this Agreement, and pursuant to the terms of the Tax Allocation Agreement, be required to (a) pay its share of any U.S. federal, state or local income tax liability, or (b) reimburse other members of the consolidated group for its utilization of another member's tax attributes (collectively, the "Former TV-COM Obligations"), HEA shall pay the Former TV-COM Obligations and indemnify, reimburse, defend and hold harmless the other members of the consolidated group with respect to the Former TV-COM Obligations.

     2. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     3. THIRD-PARTY BENEFICIARIES. Each party intends that this Agreement shall not benefit or create any right or cause of action in any person other than the parties hereto and their respective successors and assigns.

     4. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which independently shall be deemed to be an original and all of which taken together shall constitute a single agreement.

     5. GOVERNING LAW. This Agreement and the parties' respective rights and obligations shall be governed by, construed and interpreted in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have duly and properly executed this Agreement on the date first written above.

HYUNDAI ELECTRONICS AMERICA                TV/COM INTERNATIONAL, INC.

By: /s/ THOMAS J. THOMAS                   By: /s/ JEFFREY E. WALLIN
   ----------------------------------         ----------------------------------
    Thomas J. Thomas
    Vice President Finance and CFO              Jeffrey E. Wallin, President
-------------------------------------      -------------------------------------
Printed Name and Title                     Printed Name and Title


AXIL COMPUTER, INC.                        IMAGE QUEST TECHNOLOGIES, INC.

By: /s/ THOMAS J. THOMAS                   By: /s/ THOMAS J. THOMAS
   ----------------------------------         ----------------------------------
    Thomas J. Thomas                           Thomas J. Thomas
    Vice President Finance and CFO             Vice President Finance and CFO
-------------------------------------      -------------------------------------
Printed Name and Title                     Printed Name and Title


ODEUM MICROSYSTEMS                         MAXTOR CORPORATION

By: /s/ THOMAS J. THOMAS                  By: /s/ GLENN H. STEVENS
   ----------------------------------         ----------------------------------
    Thomas J. Thomas                          Glenn H. Stevens
    Vice President Finance and CFO            Vice President,
-------------------------------------         General Counsel and Secretary
Printed Name and Title                     -------------------------------------
                                           Printed Name and Title